                                                                    EXHIBIT 10.3

                           AMENDMENT NO. 6 dated as of August 4, 2003 to the Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 as amended as of December 14, 2001, December 31, 2001, March 29, 2002, May 14, 2002
                           and February 5, 2003, among Crown Media Holdings, Inc. (the "Borrower"), the Guarantors named therein, the Lenders referred to therein and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Administrative Agent and as Issuing Bank for the Lenders (the "Agent") ( as the same may be further amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

         WHEREAS, the Lenders have made available to the Borrower a credit facility pursuant to the terms of the Credit Agreement.

         WHEREAS, pursuant to Amendment No. 1 to the Credit Agreement, the Borrower (x) formed a subsidiary Delaware business trust, Crown Media Trust, for the purpose of issuing, among other things, certain preferred securities (the "Trust Preferred Securities") (y) raised $265 million in capital from investors in exchange for the sale of units (each a "Unit") consisting of: (i) one Trust Preferred Security, and (ii) one contingent appreciation certificate (each a "Contingent Appreciation Certificate") to receive cash or to purchase shares of Class A Common Stock, par value $0.01 per share, of the Borrower and (z) issued subordinated debentures (the "Trust Debentures") of the Borrower to Crown Media Trust.

         WHEREAS, the Borrower has informed the Agent that it intends to issue a senior, unsecured note to HC Crown Corp in the amount of $400 million on the terms set forth in Exhibit A attached hereto (the "Note Offering"), the proceeds of which will be used (i) to purchase all of the outstanding Units, (ii) to pay up to $3 million in fees and expenses associated with the Note Offering, and
(iii) to prepay a portion of the outstanding Revolving Credit Loans pursuant to
Section 2.11(d) of the Credit Agreement and (iv) for general corporate purposes.

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Lenders and the Agent have agreed to such amendments, all on the terms and subject to the conditions hereinafter set forth.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) Article 1 of the Credit Agreement is hereby amended by adding the following proviso to the end of the definition of "Investments"; "provided, however, that the purchase by the Borrower of the outstanding Trust Preferred Securities and the Contingent Appreciation Certificates shall not be considered an Investment."

         (B) Article 1 of the Credit Agreement is hereby amended by amending the definition of "EBITDA" in its entirety to read as follows:

         "'EBITDA' shall mean, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum for such period of (i) Consolidated Net Income, (ii) interest expenses deducted in computing Consolidated Net Income, (iii) provision for income taxes during such period,
(iv) total depreciation expense and (v) total amortization expense (other than amortization of capitalized film costs related to acquisitions of new programming), all as determined for such period in conformity with GAAP excluding non-cash extraordinary, unusual or non-recurring gains and losses (e.g., shutdown and consolidation expenses)."

         (C) Article 1 of the Credit Agreement is hereby amended by amending the definition of "Restricted Payments" by adding the following clause (vi) to the end thereof: "(vi) any cash payment with respect to the 2003 HCC Note."

         (D) Section 6.1 of the Credit Agreement is hereby amended by adding the following clause (xii) at the end thereof:

                  "(xii) in addition to the Indebtedness set forth in clauses
         (vi), (vii) and (xi) hereof, senior, unsecured Indebtedness to HCC of up to $400 million on the terms and conditions set forth on Exhibit A to Amendment No. 6 to the Credit Agreement (the "2003 HCC Notes") and provided that the Agent in its reasonable discretion has approved the final versions of all documentation to be executed in connection therewith."

         (E) Section 6.2 of the Credit Agreement is hereby amended by adding the following clauses (xii) through (xvi) at the end thereof:

                  "(xii) interests of lessees and licensees in property owned by the Borrower or any of its Subsidiaries where such interests are created in the ordinary course of their respective leasing and licensing activities and are not created directly or indirectly in connection with the borrowing of money or the securing of Indebtedness by the Borrower or any of its Subsidiaries;

                  (xiii) Liens in favor of customs and revenue authorities arising as a matter of law or regulation to secure the payment of customs duties in connection with the importation of goods and deposits made to secure statutory obligations in the form of excise taxes;

                  (xiv) statutory Liens of depository or collecting banks on items in collection and any accompanying documents or the proceeds thereof;

                  (xv) Liens arising from precautionary UCC financing statement filings regarding operating leases;

                  (xvi) statutory and contractual landlords Liens securing amounts which are not delinquent beyond any applicable grace period or which are being contested in good faith."

         (F) Section 6.5 of the Credit Agreement is hereby amended by adding the following clauses (xi), and (xii) at the end thereof:

                  "(xi) payments by the Borrower to purchase all of the outstanding Trust Preferred Securities and the Contingent Appreciation Certificates and to pay fees and expenses related thereto in an amount not to exceed $500,000; and

                  "(xii) payments by the Borrower of fees and expenses in an amount not to exceed $3 million to HCC in relation to the issuance of the 2003 HCC Notes."

         (G) Section 6.12 of the Credit Agreement is hereby amended by adding the following two sentences at the end thereof:

                  "No Credit Party shall be entitled to amend, alter, modify, waive or consent to any amendment, alteration, modification or waiver to any of the documents entered into in connection with the 2003 HCC Notes if such amendment, alteration, modification or waiver changes any term thereof to the detriment of the Borrower or is reasonably likely to materially and adversely affect the interests of the Lenders. Notwithstanding anything to the contrary herein, (a) the Amended and Restated Declaration of Trust may be amended to provide for the dissolution of Crown Media Trust upon the Borrower's election,
                  (b) a certificate of cancellation of Crown Media Trust may be filed in connection with the dissolution thereof, (c) upon delivery by the Borrower to JPMorgan Chase Bank as Indenture Trustee of the Trust Indenture Debentures, an acknowledgement may be entered into acknowledging the satisfaction and discharge of the Trust Indenture and (d) any of the Subsidiary Trust Documents may otherwise be amended, altered, modified, waived or terminated at any time after the Borrower purchases all of the Trust Preferred Securities and the Contingent Appreciation Certificate."

         (H) Section 6.13 of the Credit Agreement is hereby amended by adding the phrase: "or the note purchase agreement for the 2003 HCC Notes substantially on the terms set forth in the form of Exhibit A to Amendment No. 6 to the Credit Agreement" after the words "Fundamental Documents" appearing in the parenthetical therein.

         (I) Section 6.23 of the Credit Agreement is hereby amended by in its entirety by replacing the same with the following:

                  "EBITDA. Permit EBITDA (i) for the preceding quarter to be less than the amounts set forth below measured at the end of each fiscal quarter through December 31, 2003 or (ii) for any consecutive rolling four-quarter period to be less than the amount set forth below starting with the fiscal quarter ending March 31, 2004:

                  "FISCAL QUARTER                             AMOUNT
                 ------------------                       -------------
                   March 31, 2003                          - 20,000,000
                    June 30, 2003                          - 10,000,000
                 September 30, 2003                        - 10,000,000
                 December 31, 2003                               0
                   March 31, 2004                                0
                    June 30, 2004                                0
                 September 30, 2004                              0
                 December 31, 2004                           40,000,000
                  March 31, 2005                             40,000,000
                   June 30, 2005                             40,000,000
                 September 30, 2005                          40,000,000
                 December 31, 2005                          125,000,000
                   March 31, 2006                           125,000,000
                    June 30, 2006                           125,000,000"

         (J) Section 6.25 of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and replacing the same with the following:

                      "FISCAL QUARTER ENDING                       BASE AMOUNT
                      ----------------------                       -----------
                         December 31, 2003                         250,000,000
                         March 31, 2004                            150,000,000
                         June 30, 2004                             150,000,000
                         September 30, 2004                        150,000,000
                         December 31, 2004                         150,000,000
                         March 31, 2005                            100,000,000
                         June 30, 2005                             100,000,000
                         September 30, 2005                        100,000,000
                         December 31, 2005                         100,000,000"



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
         (K) Section 6.27 of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and replacing the same with the following:

                          "DATE                        MAXIMUM LEVERAGE RATIO
                          -----                        ----------------------
                    December 31, 2004                             12.00:1.00
                    March 31, 2005                                 6.00:1.00
                    June 30, 2005                                  6.00:1.00
                    September 30, 2005                             6.00:1.00
                    December 31, 2005                              6.00:1.00
                    March 31, 2006                                 3.50:1.00
                    June 30, 2006                                  3.50:1.00

         (L) Article 7 of the Credit Agreement is hereby amended by adding the following clause (q) to the end thereof:

                  "(q) failure of the Borrower (a) to deposit proceeds of the 2003 HCC Notes in an amount sufficient to purchase all of the outstanding Trust Preferred Securities and the Contingent Appreciation Certificates directly into a Collection Account and maintain such amount on deposit until used to repurchase the Trust Preferred Securities and the Contingent Appreciation Certificates and (b) within forty-eight hours (subject to extensions granted by the Agent) from the time that proceeds of the 2003 HCC Note are deposited pursuant to clause (a) above, to use such proceeds to purchase all of the outstanding Trust Preferred Securities and the Contingent Appreciation Certificates."

         Section 3. Consent. The Borrower has requested that the Agent and the Lenders consent to a waiver of compliance by the Borrower of (A) Section 2.11(d) of the Credit Agreement, relating to prepayment of the Revolving Credit Loans, to allow the Borrower (a) to use up to $330,500,000 of the proceeds of the Note Offering to purchase all of the outstanding Units and to pay fees and expenses relating to such repurchase and (b) to use up to $3 million of the proceeds of the Note Offering to pay fees and expenses relating to the Note Offering to HCC Crown and (B) Section 6.12 of the Credit Agreement, relating to amendments of the Fundamental Documents, to allow the amendment contemplated by Section 5 hereof. At the request of the Borrower, each Lender, by its signature hereto hereby consents to each of the actions described in clauses (A) and (B) of the first sentence of this Section 3.

         Section 4. Exclusion of the one-time charge from EBITDA. Each of the undersigned hereby agrees that the $31,000,000 one-time charge incurred in connection with repurchasing the Units shall be treated as an extraordinary, unusual and non-recurring loss and shall be excluded for the purposes of computing EBITDA for fiscal year 2003.



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

         Section 5. Amendment to Hallmark Cards Subordination and Support Agreement. Each of the undersigned hereby approves the amendment to the Hallmark Cards Subordination and Support Agreement in the form attached hereto as Exhibit B.

         Section 6. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 6 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

         (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and the Required Lenders.

         (B) the Agent shall have received and be satisfied with final versions of all documentation to be executed in connection with the Note Offering.

         (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius, counsel for the Agent.

         Section 7. Covenants of the Borrower. The Borrower covenants that immediately subsequent to its repurchase of the Units it shall (i) provide for the dissolution of Crown Media Trust, (ii) request that JPMorgan Chase Bank as Indenture Trustee discharge the Trust Indenture and (iii) deliver the Units to the applicable trustee for cancellation.

         Section 8. Representations and Warranties of the Credit Parties. Each Credit Party represents and warrants that:

         (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

         (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

         Section 9. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

         Section 10. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

         Section 11. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

         Section 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         Section 14. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

         Section 15. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

         Section 16. Restricted Payments. If the Lenders agree, in their sole discretion, to extend the Maturity Date beyond August 31, 2006, the Lenders will consider a request from the Borrower to modify Section 6.5 of the Credit Agreement to allow interest to be paid in cash on the 2003 HHC Notes, so long as an Event of Default is not continuing.

         IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                    BORROWER:

                                    CROWN MEDIA HOLDINGS, INC.


                                    By /s/ W. J. ALIBER
                                      ------------------------------------------
                                      Name: W. J. Aliber
                                      Title:

                                    GUARANTORS:

                                    CM INTERMEDIARY, LLC
                                    CROWN MEDIA INTERNATIONAL, LLC
                                    CROWN MEDIA INTERNATIONAL (SINGAPORE) INC.
                                    CROWN ENTERTAINMENT LIMITED
                                    CROWN MEDIA DISTRIBUTION, LLC
                                    CROWN MEDIA INTERNATIONAL (HK) LIMITED
                                    HEN, LLC
                                    HEN (L) LTD.
                                    CROWN MEDIA UNITED STATES, LLC
                                    CITI TEEVEE, LLC
                                    DOONE CITY PICTURES, LLC
                                    HALLMARK INDIA PRIVATE LIMITED


                                    By /s/ C. STANFORD
                                      ------------------------------------------
                                      Name: Charles Stanford
                                      Title: Vice President

                                    HALLMARK CARDS, INCORPORATED,
                                    solely for purposes of Section 5

                                    By /s/ ROBERT J. DRUTEN
                                      ------------------------------------------
                                      Name: Robert J. Druten
                                      Title:

                                    HC CROWN CORP,
                                    solely for purposes of Section 5

                                    By /s/ JUDITH WHITTAKER
                                      ------------------------------------------
                                      Name: Judith Whittaker
                                      Title:

                                    LENDERS:

                                    JPMORGAN CHASE BANK (f/k/a The
                                    Chase Manhattan Bank),
                                    individually and as Issuing Bank and Agent


                                    By /s/ GEORGE W. BURTON
                                      ------------------------------------------
                                      Name: George W. Burton
                                      Title: Senior Vice President

                                    BANK OF AMERICA, N. A.


                                    By /s/ THOMAS R. DURHAM
                                      ------------------------------------------
                                      Name: Thomas R. Durham
                                      Title: Managing Director

                                    CREDIT SUISSE FIRST BOSTON


                                    By /s/ CASSANDRA DROOGAN
                                      ------------------------------------------
                                      Name: CASSANDRA DROOGAN
                                      Title: ASSOCIATE

                                    By /s/ BILL O'DALY
                                      ------------------------------------------
                                      Name: BILL O'DALY
                                      Title: DIRECTOR

                                    CITICORP USA, INC.


                                    By /s/ ROBERT F. PARR
                                      ------------------------------------------
                                      Name: Robert F. Parr
                                      Title: Managing Director
                                             Global Media & Communication

                                    DEUTSCHE BANK AG NEW YORK
                                    BRANCH

                                    By /s/ THOMAS A. FOLEY
                                      ------------------------------------------
                                      Name: Thomas A. Foley
                                      Title: Director

                                    By /s/ BELINDA WHEELER
                                      ------------------------------------------
                                      Name: Belinda Wheeler
                                      Title: Vice President

                                    ROYAL BANK OF CANADA



                                    By /s/ BARBARA E. NASH
                                      ------------------------------------------
                                      Name: Barbara E. Nash
                                      Title: Vice President

                                    ABN AMRO BANK N.V.


                                    By /s/ ANGELA NOIQUE
                                      ------------------------------------------
                                      Name: Angela Noique
                                      Title: Group Vice President

                                    By /s/ PETER J. HALLAN
                                      ------------------------------------------
                                      Name: Peter J. Hallan
                                      Title: Vice President

                                    BANK ONE, NA (Main Office Chicago)

                                    By /s/ JOSEPH PINZONE
                                      ------------------------------------------
                                      Name: Joseph Pinzone
                                      Title: Director

                                    WESTLB AG, NEW YORK BRANCH (f/k/a
                                    Westdeutsche Landesbank Girozentrale)


                                    By
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    By
                                      ------------------------------------------
                                      Name:
                                      Title: